Debt - Schedule of Future Principal Payments on Debt (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2011
Debt Instrument [Line Items]
2013		$ 2,800
2014		3,989
2015		3,211
Total payments		10,000		3,000
Less debt discount		241
Total debt, net of unamortized discount		9,759
Less current portion	3,646	2,665	730
Noncurrent portion	$ 6,149	$ 7,094	$ 8,862